UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 14, 2012

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2012, AllianceBernstein L.P. (“AllianceBernstein”) and AllianceBernstein Holding L.P. (“AB Holding”) announced that John C. Weisenseel, age 52, has joined AllianceBernstein as Senior Vice President and Chief Financial Officer of AllianceBernstein, AB Holding and AllianceBernstein Corporation (“Corporation”), general partner of AllianceBernstein and AB Holding, effective May 14, 2012 (“Hire Date”).

The firm also announced that Edward J. Farrell, who had served as Interim Chief Financial Officer since February 2011, would resume his role as Corporate Controller and Chief Accounting Officer.

Prior to joining AllianceBernstein, Mr. Weisenseel served as Senior Vice President and Chief Financial Officer of Standard & Poor’s from December 2007 to April 2012.  He served as Senior Vice President and Corporate Treasurer of The McGraw Hill Companies from 2004 to 2007 and, from 2000 to 2004, he served as Vice President and Corporate Treasurer of Barnes & Noble, Inc.  From 1990 to 2000, Mr. Weisenseel held various derivatives trading and financial positions with Citigroup.  He began his career as a Senior Accountant for KPMG LLP from 1982 to 1985.  Mr. Weisenseel is a Certified Public Accountant.

As Chief Financial Officer of AllianceBernstein, Mr. Weisenseel will be paid a gross annual salary of $375,000.  For 2012, his total year-end cash bonus and long-term incentive compensation award (pursuant to AllianceBernstein’s Incentive Compensation Award Program, “ICAP”) shall be $1,000,000, which shall be allocated between a cash bonus of $655,000 and a deferred incentive compensation award under ICAP of $345,000.

In addition, Mr. Weisenseel shall be awarded restricted AB Holding Units in an amount equal to $1,000,000, with the number of restricted AB Holding Units being determined by dividing $1,000,000 by the average closing price on the New York Stock Exchange of an AB Holding Unit for the period covering the four trading days immediately preceding the Hire Date, the Hire Date and the five trading days immediately following the Hire Date, and rounded up to the nearest whole number.  The restricted AB Holding Units will be awarded within 30 days after the Hire Date and vest ratably on each of December 1, 2012, 2013, 2014 and 2015.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AB Holding is furnishing a news release announcing that, effective May 14, 2012, John C. Weisenseel has joined AllianceBernstein as Senior Vice President and Chief Financial Officer and Edward J. Farrell has resumed his role as Senior Vice President and Controller.  Our news release (“News Release”) relating to this managerial change is attached hereto as Exhibit 99.01.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	News Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: May 14, 2012	By:	/s/ Laurence E. Cranch
Laurence E. Cranch
General Counsel